SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2000
                                                 -------------------------------

                               DIGITEC 2000, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Nevada                           000-23291               54-1287957
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(State or Other Jurisdiction            (Commission            (IRS Employer
    of Incorporation)                   File Number)         Identification No.)

8 West 38th Street, Fifth Floor New York, New York                   10018
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     (Address of Principal Executive Offices)                      (Zip Code)

Registrants' telephone number, including area code (212) 944-8888
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

      The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2000, which omitted the letter from the Registrant's former certifying accountant addressed to the Securities and Exchange Commission required pursuant to Item 304(a)(3), to read in its entirety as follows:

Item 7. Exhibits.

   Exhibit                                        Description
   -------                                        -----------

     16                        Letter regarding Change in Certifying Accountant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIGITEC 2000, INC.


Date   July 25, 2000                    By: /s/ Frank C. Magliato
    --------------------------              ------------------------------------
                                              Name: Frank C. Magliato
                                            Titles: Chief Executive Officer,
                                                    President, Chairman of the
                                                    Board of Directors and Chief
                                                    Financial Officer